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                                                                   EXHIBIT 99.2


                                Certification

         Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Moore Corporation Limited (the "Company"), hereby certifies that the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 1, 2002                           Mark S. Hiltwein
                                                  ----------------
                                            Name: Mark S. Hiltwein
                                            Title: Executive Vice President
                                                   and Chief Financial Officer
                                                  (Chief Financial Officer)


     The foregoing certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate disclosure document.